Schwab Investments
Schwab Global Real Estate Fund

Portfolio Holdings as of May 31, 2026 (Unaudited)

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.2% OF NET ASSETS

Australia 5.6%
Charter Hall Group	309,285	4,526,537
Charter Hall Long Wale REIT	240,000	596,308
Charter Hall Retail REIT	747,855	2,024,994
Goodman Group	34,262	778,588
GPT Group	1,270,206	4,423,507
Scentre Group	372,387	1,023,060
Waypoint REIT Ltd.	917,452	1,568,114
		14,941,108

Belgium 0.3%
Aedifica SA	10,026	827,051

Brazil 1.6%
Allos SA	361,488	2,021,504
Ez Tec Empreendimentos e Participacoes SA	1,381	3,600
JHSF Participacoes S.A.	1,052,029	2,341,990
		4,367,094

Canada 2.7%
Chartwell Retirement Residences	183,125	2,683,150
Crombie Real Estate Investment Trust	73,754	900,894
Granite Real Estate Investment Trust	53,083	3,710,208
		7,294,252

Chile 0.3%
Plaza SA	191,116	833,142

China 0.6%
China Resources Land Ltd.	364,500	1,641,576

France 1.4%
ARGAN SA	20,856	1,484,968
Carmila SA	60,190	1,166,087
Covivio SA	18,487	1,187,389
		3,838,444

Guernsey 0.2%
Shurgard Self Storage Ltd.	14,616	418,925

Hong Kong 5.6%
CK Asset Holdings Ltd.	690,000	4,165,963
Kerry Properties Ltd.	892,000	2,358,083
Sun Hung Kai Properties Ltd.	338,500	5,685,016
Wharf Real Estate Investment Co. Ltd.	913,000	2,798,115
		15,007,177

SECURITY	NUMBER OF SHARES	VALUE ($)
Indonesia 0.1%
Pakuwon Jati Tbk. PT	20,082,900	325,912

Ireland 1.4%
Glenveagh Properties PLC *	1,415,705	3,764,914

Japan 7.7%
Global One Real Estate Investment Corp.	2,935	2,063,610
Hulic Co. Ltd.	269,900	2,879,227
KDX Realty Investment Corp.	59	58,852
Mitsubishi Estate Co. Ltd.	114,800	2,900,736
Mitsui Fudosan Co. Ltd.	434,900	4,163,019
NIPPON REIT Investment Corp.	3,709	1,999,849
Nomura Real Estate Master Fund, Inc.	801	767,275
NTT UD REIT Investment Corp.	631	524,040
Sekisui House Reit, Inc.	8,930	4,597,028
Sumitomo Realty & Development Co. Ltd.	31,000	723,022
		20,676,658

Luxembourg 0.2%
Aroundtown SA *	214,643	634,813

Malaysia 1.5%
Eco World Development Group Bhd.	2,665,700	1,439,535
IGB Real Estate Investment Trust	949,900	663,612
Sunway Real Estate Investment Trust	3,195,400	1,844,660
		3,947,807

Mexico 0.1%
Concentradora Fibra Danhos SA de CV	114,101	181,645

Philippines 0.1%
Robinsons Land Corp.	681,400	180,362

Singapore 3.8%
CapitaLand Ascendas REIT	2,064,600	4,046,142
CapitaLand Integrated Commercial Trust	599,000	1,066,192
UOL Group Ltd.	626,200	4,980,952
		10,093,286

Sweden 1.5%
Dios Fastigheter AB	38,860	286,828
Intea Fastigheter AB	335,935	2,829,545
Pandox AB	49,580	946,161
		4,062,534

United Kingdom 5.4%
Big Yellow Group PLC	76,254	861,066
British Land Co. PLC	391,635	2,134,656
Grainger PLC	984,671	2,096,495
Hammerson PLC	560,603	2,600,950
LondonMetric Property PLC	2,247,257	5,716,007

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
Safestore Holdings PLC	87,656	760,379
Target Healthcare REIT PLC	308,685	453,951
		14,623,504

United States 59.1%
American Assets Trust, Inc.	114,950	2,678,335
American Homes 4 Rent, Class A	35,028	1,123,698
American Tower Corp.	10,741	2,008,137
Brixmor Property Group, Inc.	182,284	5,570,599
CBL & Associates Properties, Inc.	69,079	3,322,009
COPT Defense Properties	67,485	2,163,569
CTO Realty Growth, Inc.	20,300	417,165
DiamondRock Hospitality Co.	277,679	3,051,692
Digital Realty Trust, Inc.	18,301	3,477,190
EastGroup Properties, Inc.	29,338	5,923,636
EPR Properties	53,714	3,064,384
Equinix, Inc.	14,905	15,919,136
Equity LifeStyle Properties, Inc.	42,645	2,634,182
Equity Residential	16,791	1,098,971
Essex Property Trust, Inc.	21,084	5,748,342
First Industrial Realty Trust, Inc.	48,234	2,984,238
Gaming & Leisure Properties, Inc.	114,715	5,388,164
Host Hotels & Resorts, Inc.	112,275	2,580,080
Industrial Logistics Properties Trust	75,325	675,665
Innovative Industrial Properties, Inc.	4,741	274,931
Invitation Homes, Inc.	26,154	765,005
Iron Mountain, Inc.	39,245	5,033,171
SECURITY	NUMBER OF SHARES	VALUE ($)
Lamar Advertising Co., Class A	22,430	3,419,678
Omega Healthcare Investors, Inc.	143,070	6,689,953
Piedmont Realty Trust, Inc., Class A *	64,800	538,488
Prologis, Inc.	103,966	14,916,002
Public Storage	13,680	4,154,479
Realty Income Corp.	27,247	1,669,696
Regency Centers Corp.	33,329	2,577,998
Simon Property Group, Inc.	31,963	6,549,538
Sun Communities, Inc.	37,730	4,665,692
Tanger, Inc.	31,758	1,145,511
UDR, Inc.	54,235	2,001,272
Universal Health Realty Income Trust	33,432	1,385,756
Ventas, Inc.	77,746	6,563,317
VICI Properties, Inc.	226,396	6,388,895
Vornado Realty Trust	129,230	4,361,512
Welltower, Inc.	72,983	14,985,599
Xenia Hotels & Resorts, Inc.	53,568	930,476
		158,846,161
Total Common Stocks (Cost $219,974,513)		266,506,365
Total Investments in Securities (Cost $219,974,513)		266,506,365

*	Non-income producing security.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of May 31, 2026:
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$175,613,120	$—	$—	$175,613,120
Australia	—	14,941,108	—	14,941,108
Belgium	—	827,051	—	827,051
China		1,641,576		1,641,576
France	—	3,838,444	—	3,838,444
Guernsey	—	418,925	—	418,925
Hong Kong	—	15,007,177	—	15,007,177
Japan	2,879,227	17,797,431	—	20,676,658
Luxembourg	—	634,813	—	634,813
Malaysia	663,612	3,284,195	—	3,947,807
Philippines	—	180,362	—	180,362
Singapore	—	10,093,286	—	10,093,286
Sweden	1,232,989	2,829,545	—	4,062,534
United Kingdom	3,411,512	11,211,992	—	14,623,504
Total	$183,800,460	$82,705,905	$—	$266,506,365

[1]	As categorized in the Portfolio Holdings.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board of Trustees oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
● Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds and futures contracts. Mutual funds and exchange-traded funds are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2, or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include forward foreign currency exchange contracts, U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited) (continued)

● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments are disclosed in the fund’s Portfolio Holdings.
REG46025MAY26